UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As the next step in Leggett’s continued succession plan, Felix E. Wright will transition into the consulting arrangement contemplated by Section 9 of his employment agreement. By notice to the Company earlier today, he will become an employee consultant to the Company for a two-year period beginning June 1, 2007, and will no longer serve as an executive officer of the Company. He will continue in his position as Chairman of the Board of Directors.

As an employee-consultant, Mr. Wright will report to the Chief Executive Officer of the Company. He will be paid an amount during the first and second years of consultation equal to 75% and 60%, respectively, of his highest consecutive five-year average earnings. Earnings include only salary and bonus.

In connection with this transition, Mr. Wright’s severance benefit agreement, dated May 9, 1984, was terminated today. A description of Mr. Wright’s severance benefit agreement is contained in the Company’s proxy statement dated March 29, 2007 under the caption “Change-in-Control Agreements” which is incorporated by reference.

The above description is only a summary and is qualified in its entirety by reference to the documents themselves, which are listed as Exhibits to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1.1	Restated and Amended Employment Agreement, between the Company and Felix E. Wright dated March 1, 1999, filed March 31, 1999 as Exhibit 10.2 to the Company’s Form 10-K for the year ended December 31, 1998, is incorporated by reference. (SEC File No. 1-7845)

10.1.2	Amendment No. 1 to the Restated and Amended Employment Agreement of Felix E. Wright, dated October 1, 2002, filed November 13, 2002 as Exhibit 10 to the Company’s Form 10-Q for the quarter ended September 30, 2002, is incorporated by reference. (SEC File No. 1-7845)

10.1.3	Letter Agreement between the Company and Felix E. Wright, dated August 6, 2003, filed August 6, 2003 as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2003, is incorporated by reference. (SEC File No. 1-7845)

10.1.4	Amendment No. 2 to the Restated and Amended Employment Agreement of Felix E. Wright, dated August 4, 2004, filed August 5, 2004 as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2004, is incorporated by reference. (SEC File No. 1-7845)

10.2	Severance Benefit Agreement between the Company and Felix E. Wright, dated May 9, 1984, filed March 29, 2001 as Exhibit 10.5 to the Company’s Form 10-K for the year ended December 31, 2000, is incorporated by reference. (SEC File No. 1-7845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 31, 2007	By:	/s/ Ernest C. Jett
Ernest C. Jett
Senior Vice President, General Counsel and Secretary